Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 2,652	$ 3,036
Debt issue costs—Revolving Facility	5,620	5,202
Other	6,939	5,004
Total other long-term assets	$ 15,211	$ 13,242